Supplement to each currently effective
               Statement of Additional Information listed below:


Scudder Aggressive Growth Fund                               Scudder Large Company Value Fund
Scudder Blue Chip Fund                                       Scudder Latin America Fund
Scudder Capital Growth Fund                                  Scudder Managed Municipal Bonds
Scudder Contrarian Fund                                      Scudder Medium-Term Tax-Free Fund
Scudder-Dreman Financial Services Fund                       Scudder New Europe Fund
Scudder-Dreman High Return Equity Fund                       Scudder Pacific Opportunities Fund
Scudder-Dreman Small Cap Value Fund                          Scudder Pathway Series -- Conservative Portfolio
Scudder Dynamic Growth Fund                                  Scudder Pathway Series -- Growth Portfolio
Scudder Emerging Markets Growth Fund                         Scudder Pathway Series -- Moderate Portfolio
Scudder Emerging Markets Income Fund                         Scudder Select 500 Fund
Scudder Focus Value+Growth Fund                              Scudder Select 1000 Growth Fund
Scudder Global Fund                                          Scudder Small Company Stock Fund
Scudder Global Bond Fund                                     Scudder Small Company Value Fund
Scudder Global Discovery Fund                                Scudder Short-Term Bond Fund
Scudder Gold and Precious Metals Fund                        Scudder Strategic Income Fund
Scudder Greater Europe Growth Fund                           Scudder S&P 500 Stock Fund
Scudder Growth and Income Fund                               Scudder Target 2011 Fund
Scudder Growth Fund                                          Scudder Target 2012 Fund
Scudder Health Care Fund                                     Scudder Technology Fund
Scudder High-Yield Fund                                      Scudder Technology Innovation Fund
Scudder High-Yield Tax-Free Fund                             Scudder Total Return Fund
Scudder High-Yield Opportunity Fund                          Scudder U.S. Government Securities Fund
Scudder Income Fund                                          Scudder 21st Century Growth Fund
Scudder International Fund                                   The Japan Fund, Inc.
Scudder Large Company Growth Fund


The following information replaces the disclosure regarding the schedule of compensation to investment dealers and financial services firms for the retirement plan trades under the Large Order NAV Purchase Privilege in the "Purchase and Redemption of Shares" or "Purchase of Shares" section of each Statement of Additional Information for each Fund's Class A shares:

Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ---------------------------               ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net            Amount of          Net           Amount of           of Net
           Shares Sold             Asset Value       Shares Sold      Asset Value      Shares Sold       Asset Value
           -----------             -----------       -----------      -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%

Over $5 million to $50 million        0.50%             --                --               --                --

Over $50 million                      0.25%             --                --               --                --

 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

 (2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

 (3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

The following information amends the disclosure regarding the purchase of shares based on certain asset levels under the "Which Arrangement is Better for You?" paragraph in the "Purchase and Redemption of Shares" or "Purchase of Shares" section of each Statement of Additional Information:

Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.


August 1, 2002



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